UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

GVI SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21295	77-0436410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

  2801 Trade Center Drive, Suite 120, Carrollton, Texas   75007
  (Address of principal executive office)   (Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to an Amendment, dated as of June 22, 2006, between GVI Security Solutions, Inc. (the “Company”) and Laurus Master Fund, Ltd. (“Laurus”), the conversion price of $300,000 of principal under a Secured Term Note made by the Company in favor of Laurus was reduced to $.15 from $1.91, and Laurus agreed to convert such amount of principal into 2,000,000 shares of the Company’s common stock no later than June 30, 2006. The principal so converted will be applied to the next payments of principal otherwise due under the Term Note.

A copy of the Amendment has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1  Amendment, dated as of June 22, 2006, between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GVI SECURITY SOLUTIONS, INC.

Date: June 22, 2006	By:	/s/ Joseph Restivo
Name: Joseph Restivo
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

Exhibit 10.1	Amendment, dated as of June 22, 2006, between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.